SCHEDULE 14A
                          				(RULE 14A-101)

	            	   INFORMATION REQUIRED IN PROXY STATEMENT

	                     		  SCHEDULE 14A INFORMATION

        	 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             		   EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement          [ ] Confidential, for Use of the
                                    					    Commission Only (as permitted by
                                    					    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

              		   FLEMINGTON PHARMACEUTICAL CORPORATION
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              (Name of Registrant as Specified in its Charter)
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
       [X] No fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
     	     0-11.

       (1) Title of each class of securities to which transaction applies: N/A

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       (2) Aggregate number of securities to which transaction applies:

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       (3) Per unit price or other underlying value of transaction computed
	   pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4) Proposed maximum aggregate value of transaction:   N/A

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       (5) Total fee paid: not required

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       [ ] Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

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       (2) Form, Schedule or Registration Statement No.:

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       (3) Filing Party:

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       (4) Date Filed:

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                    FLEMINGTON PHARMACEUTICAL CORPORATION

                              43 Emery Avenue
                       Flemington, New Jersey 08822
                               908-782-3431

October 28, 1999

Dear Fellow Shareholder:

	The 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Flemington Pharmaceutical Corporation (the "Company") will be held at 10:00 a.m. on November 23, 1999 at 43 Emery Avenue, Flemington, New Jersey 08822. Enclosed you will find a formal Notice of Annual Meeting, Proxy Card and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our shareholders. I hope you will be able to attend.

	Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even if you have previously mailed a Proxy by withdrawing your Proxy and voting at the meeting. Any shareholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Secretary, by submitting a later dated Proxy or by attending the Annual Meeting and voting in person. The Company's Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ended
July 31, 1999 accompanies this Proxy Statement. The Annual Report is not a part of the proxy soliciting material. All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (a) as to Proposal 1, the Proxy confers authority to vote for all of the four persons listed as candidates for a position on the Board of Directors, (b) as to Proposal 2, the Proxy confers authority to vote "FOR" the ratification of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 2000, and (c) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder's discretion.

	The Company's Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its shareholders and unanimously recommends a vote "FOR" all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

	Thank you for your investment and continued interest in Flemington Pharmaceutical Corporation.

Sincerely,

Harry A. Dugger, III, Ph.D.
Harry A. Dugger, III, Ph.D.
President and Chief Executive Officer

                	 	  FLEMINGTON PHARMACEUTICAL CORPORATION
                        			   43 Emery Avenue
                 	 	     Flemington, New Jersey 08822
                    		       _____________________

           	       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  		    TO BE HELD NOVEMBER 23, 1999
                    		       _____________________

To our Shareholders:

Notice is hereby given that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Flemington Pharmaceutical Corporation, a New Jersey corporation (the "Company"), will be held at the Company's principal office at 43 Emery Avenue, Flemington, New Jersey, on Tuesday, November 23, l999 at 10:00 a.m., Eastern Standard Time, for the following purposes:

1. To elect four (4) Directors to the Board of Directors to serve until the 2000 Annual Meeting of Shareholders or until their successors have been duly elected or appointed and qualified;

2. To ratify the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 2000; and

3. To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

The Board of Directors has fixed the close of business on October 12, 1999, as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof.

For a period of ten (10) days prior to the Annual Meeting, a shareholders list will be kept at the Company's office and shall be available for inspection by shareholders during usual business hours. A shareholders list shall also be present at, and available for inspection during, the Annual Meeting.

	Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

By Order of the Board of Directors



Robert F. Schaul
Secretary

October 28, 1999



                            				IMPORTANT

THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A POSTAGE PAID, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.



                 		  FLEMINGTON PHARMACEUTICAL CORPORATION
                        			    43 Emery Avenue
                  		     Flemington, New Jersey 08822

                        			    PROXY STATEMENT

                  		  1999 ANNUAL MEETING OF SHAREHOLDERS


	This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board of Directors") of Flemington Pharmaceutical Corporation (the "Company") of proxies in the accompanying form to be voted at the 1999 Annual Meeting of Shareholders
(the "Annual Meeting") to be held at 10:00 a.m., Eastern Standard Time, on Tuesday, November 23,1999 at the principal office of the Company at 43 Emery Avenue, Flemington, New Jersey 08822 and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders is October 28, 1999.

	A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 1999 is enclosed with these materials, but should not be considered proxy solicitation material.

	The Company has fixed the close of business on October 12, 1999 as the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of the Record Date, there were 3,877,300 outstanding shares of common stock, $.001 par value per share ("Common Stock"), each share entitled to one vote on each matter to be voted on at the Annual Meeting. The holders of a majority of shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. In general, Common Stock represented by a properly signed and returned proxy card will be counted as Common Stock present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of Common Stock are not entitled to cumulative voting rights.

	The election of a nominee for director requires approval of such nominee by a plurality of the Common Stock present and entitled to vote in person or by proxy; and the approval of each of the other proposals described in the Proxy Statement requires the approval of a majority of the Common Stock present and entitled to vote in person or by proxy on that matter.


                     			SOLICITATION OF PROXIES

	The cost of the proxy solicitations will be borne by the Company.  In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise.  Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse such respective brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.
	The Company shall not use specially engaged employees or paid solicitors to identify shareholders or to conduct the solicitation.

                  		       THE BOARD OF DIRECTORS

	During the fiscal year ended July 31, 1999 ("fiscal 1999"), the Board of Directors held six (6) meetings, attended by all of the Company's Directors except that Messrs. Toedtman and Maurette each attended five (5) meetings. There were no Special Meetings of the Board during fiscal 1999. During fiscal 1999, the Board of Directors did not act by written consent. The Company has a compensation committee, which did not meet in fiscal 1999. The Company does not have an audit committee, stock option committee, shareholder relations committee, or a nominating committee.

	Harry A. Dugger, III and John J. Moroney serve on the compensation committee, which determines the cash (and with respect to the 1997
Plan as defined hereinafter, and the non-cash) compensation amounts to be paid to directors, officers and employees of the Company. Because the Board of Directors does not have a standing nominating committee, nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders must be made by written notice received by the Secretary of the Company within ten (10) days of the date on which notice of a special meeting for the election of directors is first given to shareholders.

       Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law.

      SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

	As of the Record Date, there were 3,877,300 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on each of the matters to be voted on at the Annual Meeting. The following table sets forth, as of September 30, 1999, certain information regarding the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Company's Directors and Named Executive Officers, as such term is defined under Item 402(a)(3) of Securities and Exchange Commission ("SEC") Regulation S-K, and (iii) all of the Company's Executive Officers and Directors as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under Rule 13d-3 certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon the exercise of an option) within sixty (60) days of the date as of which the information is provided. In computing the ownership percentage of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person
(and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual ownership or voting power at any particular date.

Title of    Name and Address or         Amount and Nature of       Percentage of
 Class      Number in Group (1)         Beneficial Ownership (2)    of Class
---------   -------------------         ------------------------   ----------
Common Stock  Harry A. Dugger, III, Ph.D.    1,729,003(3)             39.1

Common Stock  John J. Moroney                  923,080(4)             20.8

Common Stock  Donald Deitman                         0                 0

Common Stock  Donald P. Cox, Ph.D.             200,000(5)              4.9

Common Stock  Kenneth E. Cleaver, Ph.D.        100,000(6)              2.5

Common Stock  Robert F. Schaul, Esq.           104,286(7)(8)           2.6

Common Stock  Jean-Marc Maurette, Ph.D.         85,476(7)(8)(9)        2.2

Common Stock  John R. Toedtman                  45,000(7)(10)          1.1

Common Stock  Jack J. Kornreich                 84,310(7)(8)           2.1

Common Stock  Watson Pharmaceutical Corporation
	             311 Bonnie Circle
	             Corona, California 91720         389,350                10.0

Common Stock  Saggi Capital Corp.
       	      575 Lexington Avenue
	             New York, New York 10022         340,000(11)             8.1

Common Stock  All Executive Officers and
       	      Directors as a group
              (9 persons)                    3,271,155
					                                        (3)(4)(5)(6)(7)(8)       59.3


(1) With the exception of Watson Pharmaceutical Corporation and Saggi Capital Corp. the address of all holders listed herein is c/o Flemington Pharmaceutical Corporation, 43 Emery Avenue, Flemington, New Jersey 08822.

(2) Except as otherwise indicated, each named holder has, to the Company's knowledge, sole voting and investment power with respect to the shares indicated.

(3) Includes options to purchase 200,000 shares of Common Stock issued under the 1992 Stock Option Plan; options to purchase 50,000 shares of Common Stock under the 1997 Stock Option Plan; options to purchase 300,000 shares of Common Stock issued outside of the Plans; 78,000 shares owned by his daughter Christina Dugger Sommers; and 78,000 shares owned by his son Andrew Dugger. Dr. Dugger may be deemed to be a "parent" of the Company as such term is defined under the Federal securities laws.

(4) Includes options to purchase 200,000 shares of Common Stock issued under the 1992 Stock Option Plan; options to purchase 50,000 shares of Common Stock under the 1997 Stock Option Plan; options to purchase 300,000 shares of Common Stock issued outside of the Plans; 208,080 shares owned jointly with his wife, and 55,000 shares owned by each of his three sons, Matthew, Timothy and Sean Moroney.

(5) Includes non-plan options to purchase 100,000 shares of Common Stock issued in May 1998 pursuant to an employment agreement and 100,000 options issued in August 1998 under the 1998 Stock Option Plan.

(6) Includes non-plan options to purchase 100,000 shares of Common Stock issued pursuant to an employment agreement.

(7) Includes options to purchase 20,000 shares of Common Stock issued under the 1992 Stock Option Plan and options to purchase 25,000 shares of Commons Stock issued under the 1997 Stock Option Plan.

(8) Includes options to purchase 20,000 shares of Common Stock issued in September 1999 under the 1998 Stock Option Plan.

(9)     Resigned from the Board of Directors effective October 17, 1999.

(10)    Resigned from the Board of Directors effective June 17, 1999.

(11) Includes options to purchase an aggregate of 320,000 shares issued under the 1992 and 1997 Stock Option Plans.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Exchange Act requires officers, directors and persons who own more than ten (10) percent of a class of equity securities registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes in ownership with both the SEC and the principal exchange upon which such securities are traded or quoted. Officers, directors and persons holding greater than ten (10) percent of the outstanding shares of a class of Section 12-registered equity securities ("Reporting Persons") are also required to furnish copies of any such reports filed pursuant to Section 16(a) of the Exchange Act with the Company. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that from August 1, 1998 to September 30, 1999 all Section 16(a) filing requirements applicable to its Reporting Persons were complied with.

                   			  EXECUTIVE COMPENSATION

	The following table sets forth a summary for the fiscal years ended July 31, 1999, 1998, and 1997, respectively, of the cash and non-cash compensation awarded, paid or accrued by the Company to the Company's Chief Executive Officer ("CEO") and its four most highly compensated officers other than the CEO, who served in such capacities at the end of fiscal 1999 (collectively, the "Named Executive Officers"). No other executive officer of the Company earned in excess of $100,000 in total annual salary and bonus for 1997, 1998 and 1999 in all capacities in which such person served the Company. There were no restricted stock awards, long-term incentive plan payouts or other compensation paid during fiscal 1997, 1998 and 1999 to the Named Executive Officers, except as set forth below:


                        			SUMMARY COMPENSATION TABLE

                      			     Annual Compensation        Long-term Compensation
                      		 ------------------------------  Awards        Payouts
                                                      ---------------  --------
                                                                    Secur.
 	                                              	Other              Under-
                   	                            	Annual  Restricted lying              All
                                               		Compens-  Stock    Options/  LTIP     Other
Name and                   Fiscal  Salary  Bonus ation     Awards   SAR (1)   Payouts  Comp.
Principal Position         Year     ($)     ($)   ($)       ($)      (#)       ($)      ($)
-------------------------------------------------------------------------------------------
                                                                                 C>
Harry A. Dugger, III, Ph.D.1999   210,000     0    0        0            0     0        0
President and CEO          1998   183,333     0    0        0       50,000     0        0
                     			   1997   150,000     0    0        0      300,000     0        0
-------------------------------------------------------------------------------------------
John J. Moroney
Chairman                   1999    57,500     0    0        0           0     0        0
			                        1998   100,000     0    0        0      50,000     0        0
                     			   1997         0     0    0        0     300,000     0        0
-------------------------------------------------------------------------------------------
Donald Deitman (2)
Chief Financial Officer    1999    67,500     0    0        0           0     0        0
                      		   1998    30,000     0    0        0           0     0        0
-------------------------------------------------------------------------------------------
Donald P. Cox, Ph.D. (2)
 Vice President, Product
 Development               1999   128,900     0    0        0     100,000     0        0
                     			   1998    31,000     0    0        0     100,000     0        0
-------------------------------------------------------------------------------------------
Kenneth E. Cleaver, Ph.D. (2)
 Vice President, Regulatory
 Affairs                   1999   101,900     0    0        0           0     0        0
                     			   1998    25,000     0    0        0     100,000     0        0
-------------------------------------------------------------------------------------------
(1)     No Stock Appreciation Rights have been issued.
(2)     Messrs. Cox, Cleaver and Deitman were not employed prior to fiscal 1998.



             		       OPTION GRANTS IN LAST FISCAL YEAR
                      			     (individual grants)

The following table sets forth information with respect to individual grants of stock options to the Named Executive Officers during fiscal 1999.

                    			   Number of     Percent of
                    			   Securities    Total Options  Exercise
                    			   Underlying    Granted to     or Base
                    			   Options       Employees in   Price     Expiration
Name of Officer           Granted       Fiscal Year    ($/Share)   Date
----------------------------------------------------------------------------
Harry A. Dugger, III, Ph.D.  -                -             -            -
John J. Moroney              -                -             -            -
Donald Deitman               -                -             -            -
Kenneth E. Cleaver, Ph.D.    -                -             -            -
Donald P. Cox, Ph.D.         100,000          100%       1.75    Aug. 1, 2002


        	       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
               		     AND FISCAL YEAR-END OPTION VALUES

The following table sets forth information with respect to the Named Executive
Officers concerning the exercises of options during fiscal 1999 and the number and value of unexercised options held as of the end of fiscal 1999.


				              		   Number of
              						   Securities                           Value of
              						   Underlying                           Unexercised
              						   Unexercised                          In-the-
                			    Number of              Options       Money Options
              		 	     Shares                 at Fiscal     at Fiscal
               			     Acquired    Value      Year End;     Year End ($)
Name of Executive      on         Realized   (Exercisable/  (Exercisable/
   Officer             Exercise     ($)      Unexercisable) Unexercisable
------------------------------------------------------------------------------
Harry A. Dugger, III, Ph.D.   0         -         550,000 / 0        0 / 0
John J. Moroney               0         -         550,000 / 0        0 / 0
Donald Deitman                0         -               -               -
Kenneth E. Cleaver, Ph.D.     0         -          33,000 / 67,000   0 / 0
Donald P. Cox, Ph.D.          0         -         133,000 / 67,000   0 / 0


Compensation of Directors

	The Directors of the Company are elected annually and serve until the next annual meeting of stockholders and until a successor shall have been duly elected and qualified. Effective January 1999, Directors of the Company, who are not employees or consultants receive for each meeting attended directors fees of $500 for their services as members of the Board of Directors. Such
Directors are also reimbursed for expenses incurred in connection with their attendance at meetings of the Board of Directors. Directors may be removed with or without cause by a vote of the majority of the stockholders then entitled to vote. There were no other arrangements pursuant to which any Director was compensated during fiscal 1999 for any services provided as a Director.

Stock Option Plans

	The Company has three stock option plans, adopted in 1992, 1997 and 1998, respectively (collectively referred to as the "Plans"). Each Plan provides for the issuance of options to purchase 500,000 shares of Common
Stock, for a total of 1,500,000 shares. The 1997 Stock Option Plan is administered by Harry A. Dugger, III, Ph.D. and John J. Moroney, who constitute the Compensation Committee of the Board of Directors ("Committee"), and the 1992 Stock Option Plan and 1998 Stock Option Plan are administered by the entire Board of Directors. For purposes of the following discussion, the term "Committee" will be used to reference the Committee with respect to the 1997 Stock Option Plan and the entire Board of Directors with respect to the 1992 Stock Option Plan and 1998 Stock Option Plan, as applicable. The
Committee has sole discretion and authority, consistent with the provisions of the Plans, to select the Eligible Participants to whom options will be granted under the Plans, the number of shares which will be covered by each option and the form and terms of the agreement to be used. All employees and officers of the Company (except for members of the Committee) are eligible to participate in the 1997 Plan.

	At September 30, 1999, seven (7) persons were eligible to receive
Incentive Stock Options ("ISOs") under the 1992 and 1998 Plans.

	Options. The Committee is empowered to determine the exercise price of options granted under the Plans, but the exercise price of ISOs must be equal to or greater than the fair market value of a share of Common Stock on the date the option is granted (110% with respect to optionees who own at least 10% of the outstanding Common Stock). The Committee has the authority to determine the time or times at which options granted under the Plans become exercisable, but options expire no later than ten years from the date of grant (five years with respect to Optionees who own at least 10% of the outstanding Common Stock of the Company). Options are nontransferable, other than by will and the laws of descent, and generally may be exercised only by an employee while employed by the Company or within 90 days after termination of employment (one year from termination resulting from death or disability).

	No ISO may be granted to an employee if, as the result of such grant, the aggregate fair market value (determined at the time each option was granted) of the shares with respect to which ISOs are exercisable for the first time by such Employee during any calendar year (under all such plans of the Company and any parent and subsidiary) exceeds $100,000. The Plans do not confer upon any employee any right with respect to the continuation of employment by the Company, nor do the Plans interfere in any way with the employee's right or the Company's right to terminate the employee's employment at any time.

Compensation Committee Interlocks and Insider Participation

	Harry A. Dugger, III and John J. Moroney serve as the members of the Company's Compensation Committee, which reviews and makes recommendations with respect to compensation of officers, employees and consultants, including the granting of options under the Company's 1997 Stock Option Plan. The 1992 and
1998 Stock Option Plans are administered by the entire Board.

	Mr. Moroney is also a Director and President of Landmark Financial
Corp. ("Landmark"), serving as a member of Landmark's compensation committee.
Robert F. Schaul, a Director and Secretary of the Company, is Vice President and General Counsel of Landmark. Mr. Schaul earned legal fees from the Company during fiscal 1999 in the approximate amount of $93,000. See "Certain
Transactions--Legal Fees," below.

Compensation Committee Report on Executive Compensation

	Compensation of the Company's executives is intended to attract, retain and award persons who are essential to the enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executives that appropriately rewards the individual executive's contribution to corporate performance. The Board of Directors utilizes subjective criteria for evaluation of individual performance. The
Board focuses on two primary components of the Company's executive compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and long-term incentive compensation. The Company has not paid cash incentive bonuses during fiscal
1999.

	Except as set forth herein, the Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officer is entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms of compensation are paid. Executive officers who qualify will be permitted to participate in the Company's 1992, 1997 and 1998 Stock Option
Plans which were adopted in May 1992, February 1997 and June 1998, respectively.
In September 1998 the Board of Directors adopted an investment retirement account plan in which all employees of the Company are eligible to participate. Executive officers may participate in group life, health and hospitalization plans, if and when such plans are available generally to all employees. The Compensation Committee is satisfied that the compensation and stock option plans provided to the officers of the Company are structured and operated to create strong alignment with the long-term best interests of the Company and its stockholders.

	The compensation of the Company's Chief Executive Officer, Dr. Dugger, for fiscal 1999 consisted of base salary of $210,000. No bonuses, stock grants or option grants were awarded to Dr. Dugger during fiscal 1999. The determination by the Compensation Committee of Dr. Dugger's remuneration is based upon methods consistent with those used for other senior executives.
The committee considers certain quantitative factors, including the Company's financial, strategic and operating performance for the year. The qualitative criteria include Dr. Dugger's leadership qualities and management skills, as exhibited by his innovations, time and effort devoted to the Company, and other general considerations. The Compensation Committee also takes note of comparable remuneration of other CEOs at similar companies. Based on the performance of the Company, the Compensation Committee believes that Mr.
Dugger's compensation was appropriate.

                		       Compensation Committee:

                		     Harry A. Dugger, III, Ph.D
                        			  John J. Moroney

Employment Agreements and Change in Control Arrangements

	Dr. Dugger and Mr. Moroney.  Effective as of November 19, 1997, the
Company entered into employment agreements with each of Harry A. Dugger, III, for his services as President, and John J. Moroney, for his services as Chairman (the "Dugger and Moroney Agreements"). Each agreement is for a base term of three (3) years and is thereafter renewable for additional periods of one (1) year, unless the Company gives notice to the contrary.
The Dugger and Moroney Agreements provide for a base salary of $200,000 and $150,000, respectively, and annual cost of living adjustments equal to the greater of the increase in the Consumer Price Index or 7.5%, with additional increases and bonuses as shall be approved by the Board. Dr. Dugger will also receive an additional cash bonus of $10,000 for each New Drug
Application relating to the Company's products that is accepted for filing by the U.S. Food and Drug Administration, as well as the use of a Company-owned or leased and insured automobile chosen by the Company.

	The Dugger and Moroney Agreements also provide, respectively, for the payment of certain additional severance compensation in the event that, at any time during the term thereof, the agreement is terminated by the executive (i) with "good reason" (as defined therein); or (ii) due to a "change in control" (as defined therein). In the event of such termination, the executive is entitled to the payment of 2.99 times his base salary at the time of the change in control as well as the balance of the value remaining in his contract, payable over the remaining term of the contract. The Company believes that the "change in control" provisions in the Dugger and Moroney
Agreements may tend to discourage attempts to acquire a controlling interest in the Company and may also tend to make the removal of management more difficult; however, the Company believes such provisions also provide security and decision-making independence for its executive officers.

	Pursuant to the Dugger and Moroney Agreements, upon the completion of the Company's IPO, Dr. Dugger and Mr. Moroney were each granted stock options (outside of the Plans) to purchase 300,000 shares of Common Stock, at an exercise price of $1.84 per share exercisable until November 2007.

	Drs. Cox and Cleaver. Effective May 1, 1998, the Company entered into employment agreements with each of Donald P. Cox, Ph.D., for his services as Vice President, Regulatory Affairs, and Kenneth E. Cleaver, Ph.D., for his services as Vice President, Product Development (the "Cox and Cleaver
Agreements").  Each agreement is for a base term of three (3) years.  The
Cox and Cleaver Agreements provide for base salaries of $125,000 and $100,000, respectively, and annual cost of living adjustments not less than the increase of the Consumer Price Index. In connection with the Cox and Cleaver Agreements, the Company granted to each of Drs. Cox and Cleaver ten-year non-plan options to purchase 100,000 shares of Common Stock at an exercise price of $1.75 per share. One-third of such options vest in each of the first three (3) years of the agreement. The Cox and Cleaver Agreements provide each of Drs. Cox and Cleaver with the use of a Company-owned or leased and insured automobile chosen by the Company. Dr. Cox's agreement provides for the payment of one month's severance compensation for each full year of service under the agreement, in the event that, at any time during the term thereof, the agreement is terminated by the executive with good reason (as defined).

	Each of the foregoing agreements also provides for certain non-competition and non-disclosure covenants on the part of the executive.
However, with respect to the non-competition covenants, a court may determine not to enforce such provisions or only partially enforce such provisions.
Additionally, each of the foregoing agreements provides for certain Company-paid fringe benefits, such as disability insurance and inclusion in pension, profit sharing, stock option, savings, hospitalization and other benefit plans at such times as the Company shall adopt them.

CERTAIN TRANSACTIONS

Consulting Agreement

	On May 1, 1997, the Company entered into a consulting agreement with Saggi Capital Corp., a public relations consultant (the "Consultant") pursuant to which the Consultant received a Nonqualified Stock Option under the 1997
Stock Option Plan to purchase an aggregate of 200,000 shares of Common Stock.
On March 25, 1998, the Company amended its consulting agreement pursuant to which the Consultant agreed to expand the scope and duration of the services provided. As a consequence, the Nonqualified Stock Option was restated and amended and the Consultant surrendered 200,000 unexercised stock options having an exercise price of $5.80 per share in exchange for receiving 200,000 stock options having an exercise price of $1.00 per share plus 120,000 stock options having an exercise price of $2.00 per share. These options are exercisable for a period of five (5) years following the date of the grant.

Legal Fees

	During fiscal 1999 the Company paid Mr. Schaul approximately $93,000 for legal services rendered to the Company.

Stockholder Loans

	In fiscal 1998, the Company loaned the principal amount of $60,000 to Dr. Dugger in exchange for a 7% promissory note. The note is due on demand, with interest due quarterly. Interest approximated $4,200 for fiscal 1999, all of which was paid timely by Dr. Dugger. This note remains outstanding.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

	The comparative stock performance graph below compares the cumulative stockholder return on the Common Stock of the Company for the period from November 20, 1997 through the fiscal year ended July 31, 1999, with the cumulative total return on (i) the Total Return Index for the Nasdaq Stock market (U.S. Companies) (the "Nasdaq Composite Index"), and (ii) the
American Stock Exchange, Inc. ("AMEX") Pharmaceutical Index (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Composite Index and the AMEX Pharmaceutical Index on November 20, 1997 and reinvestment of all dividends). Measurement points are on the first full trading day after the Company's registration statement was declared effective by the SEC and the last trading day of the Company's fiscal year ended July 31. The Company cautions that the stock price performance shown in the graph below should not be considered indicative of potential future stock performance. Companies included in the Nasdaq Composite Index and AMEX Pharmaceutical Index are generally larger and have greater capitalization than the Company.




=============================================================================
                                   					    11/20/97     7/31/98      7/31/99
                                   					    ---------------------------------
Flemington Pharmaceutical Corporation (FLEM) $100.00     $ 24.00      $ 15.57
Nasdaq Composite Index                       $100.00     $118.75      $162.25
AMEX Pharmaceutical Index (DRG)              $100.00     $135.00      $136.58

=============================================================================

                     			       PROPOSAL  1

                     			 ELECTION OF DIRECTORS

At the Annual Meeting, four (4) individuals will be elected to serve as directors until the next annual meeting and until their successors are duly elected, appointed and qualified. During the fiscal year ended July 31, 1999, the Company's Board of Directors consisted of six (6) persons until the resignation of John Toedtman on June 17, 1999, after which time the Board consisted of five (5) directors. On October 17, 1999 Jean Marc Maurette resigned from the Board of Directors after which time the Board fixed the number of seats on the Board of Directors at four (4). Unless a shareholder
WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted "FOR" the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a Director at the time of the election, unless the shareholder withholds authority from voting, the proxies will be voted "FOR" any nominee who shall be designated by the present Board of Directors to fill such vacancy.

The name and age of each of the four (4) nominees, his position with the Company, his principal occupation, and the period during which such person has served as a Director are set out below.

               				                    Position with  Principal      Director
Name of Nominee             Age        the Company    Occupation     Since
-----------------------------------------------------------------------------
Harry A. Dugger, III, Ph.D. 63       President and   President and     1991
                            				     Chief Executive Chief Executive
                            				     Officer         Officer of the
                                          						     Company

John J. Moroney             45       Chairman        President,        1991
	                                          					     Landmark Financial
                                          						     Corp.

Robert F. Schaul, Esq.      60       Secretary and   Attorney          1991
                            				     Director

Jack J. Kornreich           60       Director        Retired           1996

Harry A. Dugger, III, Ph.D., President and Director. Dr. Dugger is a founder of the Company and has been President and a director of the Company since its inception in May 1982. Prior to founding the Company, from June 1980 to November 1982, Dr. Dugger was employed as Vice President of Research and
 Development by Bauers-Kray Associates, a company engaged in the development of pharmaceutical products. From 1964 to 1980, Dr. Dugger was Associate
 Section Head for Research and Development at Sandoz Pharmaceuticals
 Corporation. Dr. Dugger received an MS in Chemistry from the University of Michigan in 1960 and received a Ph.D. in Chemistry from the University of Michigan in 1962.

John J. Moroney, Chairman of the Board. Mr. Moroney has been Chairman of the
 Company since May 1992. From May 1992 to November 1994, Mr. Moroney was also the Company's Chief Executive Officer. Mr. Moroney currently is President of
 Landmark Financial Corp., Harrington Park, New Jersey, a private financial consulting company. From 1985 to 1992, Mr. Moroney was a Managing Director of Corporate Finance for the investment banking firm of Ladenburg, Thalmann
 & Co., Inc., specializing in the pharmaceutical and health care industries.
 Mr. Moroney received a BS in 1975 and an MBA in 1997, both from Fordham
 University.

Robert F. Schaul, Esq., Secretary and Director.  Mr. Schaul has been a
 Director of the Company since November 1991 and was Vice President, Secretary and General Counsel of the Company from November 1991 to February 1995. He has advised the Company since its formation. Since 1995, Mr. Schaul has been Vice President and General Counsel of Landmark Financial Corp. From 1989 to
 1991, Mr. Schaul was a partner with the law firm of Glynn, Byrnes and Schaul, and for twenty years prior thereto was an attorney and partner with the law firm Kerby, Cooper, English, Schaul & Garvin, specializing in business law and business related litigation. Mr. Schaul received a BA from New York
 University in 1961 and a JD from Harvard University in 1964.

Jack J. Kornreich, Director. Mr. Kornreich has been a director of the Company since 1996. He presently acts as an independent consultant. From 1989 to 1993, Mr. Kornreich was Executive Vice President and General Counsel of
 Bolar (formerly Circa Pharmaceuticals Corp. and now known as Watson
 Pharmaceutical Corp.). From 1984 to 1989, Mr. Kornreich practiced law as a partner in the firm of Baum & Kornreich (from 1980 to 1984 the firm was named Baum, Skigen & Kornreich). From 1975 to 1984, Mr. Kornreich was in private practice. Mr. Kornreich received a JD from Brooklyn Law School in 1963 and an LLM in Corporate Law from New York University in 1975.

Board members are elected annually by the shareholders and the officers are appointed annually by the Board of Directors.

Vote Required

      Provided that a quorum of shareholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that each of the above nominees be elected as a Director.

                        			     PROPOSAL  2

                 	     RATIFICATION OF APPOINTMENT
          	    OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Also submitted for consideration and voting at the Annual Meeting is the ratification of the appointment by the Company's Board of Directors of Wiss
& Company, LLP ("Wiss") as independent certified public accountants for the purpose of auditing and reporting upon the financial statements of the C ompany for the fiscal year ending July 31, 2000. The Board of Directors of the Company selected and approved Wiss as independent certified public accountants to audit and report upon the Company's financial statements for the last several fiscal years. Wiss has no direct or indirect financial interest in the Company.

Representatives of Wiss are expected to be present at the Annual Meeting, and they will be afforded an opportunity to make a statement at the Annual
Meeting if they desire to do so. It is also expected that such representatives will be available at the Annual Meeting to respond to appropriate questions by shareholders.

Vote Required

The affirmative vote of holders of a majority of the shares of Common Stock of the Company present, or represented by proxy, and entitled to vote thereon at the Annual Meeting, is required for the ratification of the selection of Wiss as the Company's independent certified public accountants for the fiscal year ending July 31, 2000.

Recommendation of the Board of Directors

The Board of Directors recommends a vote "FOR" the ratification of the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 2000.


GENERAL

The Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.


The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to shareholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons.
The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies.

A copy of the Company's Form 10-KSB for the fiscal year ended July 31, 1999 as filed with the Securities and Exchange Commission, accompanies this Proxy
Statement. Upon written request, the Company will provide each shareholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to Flemington
Pharmaceutical Corporation, 43 Emery Avenue, Flemington, New Jersey 08822,
Attn: Robert F. Schaul, Secretary.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, shareholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or,
(iii) ABSTAIN from voting on one or more items. Shareholders should specify their choices on the enclosed proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all Directors, and FOR the ratification the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 2000.

SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

Any shareholder proposals intended to be presented at the Company's 2000
Annual Meeting of Shareholders must be received by the Company at its office in Flemington, New Jersey on or before June 30, 2000 in order to be considered for inclusion in the Company's proxy statement and proxy relating to such meeting. The Company has received no shareholders nominations or proposals for the Annual Meeting.

VOTING OF PROXIES

	Proxies may be revoked by shareholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the Common Stock represented thereby will be voted FOR the election of Directors and FOR the ratification of the appointment of Wiss & Company, LLP as the Company's independent certified public accounts for the fiscal year ending July 31, 2000.

REVOCABILITY OF PROXY

	Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any shareholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

METHOD OF COUNTING VOTES

	Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, both the election of directors or the ratification of the appointment of accountants are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner.
Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Item 1, the Proxy confers authority to vote for all of the four (4) persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted "For" Item 2 unless "Against" or "Abstain" is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

By order of the Board of Directors

Harry A. Dugger, III, Ph.D.

Harry A. Dugger, III
President and Chief Executive Officer
October 28, 1999







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